2 This presentation includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, supply and/or demand for products that it distributes; inventory management and commodities pricing; new housing starts and inventory levels of existing homes for sale; general economic and business conditions in the United States; acceptance by our customers of our privately branded products; financial condition and creditworthiness of our customers; supply from our key vendors; reliability of the technologies we utilize; the activities of competitors, including consolidation of our competitors; changes in significant operating expenses; fuel costs; risk of losses associated with accidents; exposure to product liability claims; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; and other factors described in the “Risk Factors” section in the Form S-3 filed with the Securities and Exchange Commission (“SEC”) on August 28, 2017 and the related prospectus supplement filed with the SEC on October 19, 2017, and in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016, its quarterly Reports on Form 10-Q, and in its periodic reports filed with the SEC from time to time. Given these risks and uncertainties, you are cautioned not to place undue reliance on forward-looking statements. Unless otherwise indicated, all forward-looking statements are as of the date they are made, and we undertake no obligation to update these forward-looking statements, whether as a result of new information, the occurrence of future events, or otherwise. Some of the forward-looking statements discuss the company’s plans, strategies, expectations and intentions. They use words such as “expects”, “may”, “will”, “believes”, “should”, “approximately”, “anticipates”, “estimates”, “outlook”, and “plans”, and other variations of these and similar words, and one or more of which may be used in a positive or negative context. Immaterial Rounding Differences - Immaterial rounding adjustments and differences may exist between slides, press releases, and previously issued presentations. Forward-Looking Statements

3 BlueLinx reports its financial results in accordance with accounting principles generally accepted in the United States (“GAAP”). The Company also believes that presentation of certain non-GAAP measures may be useful to investors. Any non-GAAP measures used herein are reconciled to the financial tables set forth in the appendices hereto. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. We define Adjusted EBITDA as an amount equal to net income plus interest expense and all interest expense related items, income taxes, depreciation and amortization, and further adjusted to exclude certain non-cash items and other adjustments to Consolidated Net Income. Further, we also exclude, as an additional measure, the effects of the operational efficiency initiatives, to determine same-center (comparable) Adjusted EBITDA, which is useful for period over period comparability. We present Adjusted EBITDA (and the exclusion of the effects of the operational efficiency initiatives) because it is a primary measure used by management to evaluate operating performance and, we believe, helps to enhance investors’ overall understanding of the financial performance and cash flows of our business. However, Adjusted EBITDA is not a presentation made in accordance with GAAP, and is not intended to present a superior measure of the financial condition from those determined under GAAP. Adjusted EBITDA, as used herein, is not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. We believe Adjusted EBITDA is helpful in highlighting operating trends. We also believe that Adjusted EBITDA is frequently used by securities analysts, investors and other interested parties in their evaluation of companies, many of which present an Adjusted EBITDA measure when reporting their results. We compensate for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors and trends affecting the business than using GAAP results alone. We define the non-GAAP metrics of adjusted same-center (comparable) net sales and adjusted same-center (comparable) gross profit as net sales and gross profit excluding the effects of both closed facilities and the inventory rationalization initiative. These measures are not a presentation made in accordance with GAAP, and are not intended to present a superior measure of the financial condition from those determined under GAAP. Adjusted same-center net sales and adjusted same-center gross profit, as used herein, are not necessarily comparable to other similarly titled captions of other companies due to differences in methods of calculation. We believe adjusted same-center net sales and adjusted same-center gross profit are helpful in presenting comparability across periods without the full-year effect of our operational efficiency initiatives. We also believe that these non-GAAP metrics are used by securities analysts, investors, and other interested parties in their evaluation of our company, to illustrate the effects of these initiatives. We compensate for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors and trends affecting the business than using GAAP results alone. We believe supplementary GAAP-based information such as operating working capital and debt principal are helpful to investors in explaining the impacts of our operating efficiencies. Operating working capital is defined as current assets less current liabilities plus the current portion of long-term debt. Operating working capital is an important measure we use to determine the efficiencies of our operations and our ability to readily convert assets into cash. Debt principal is defined as the principal amount of debt payable at the stated period-end date and is used by management to monitor our progress in meeting our goals to reduce the debt on our balance sheet. Non-GAAP Financial Measures

4 Key Emphasis for BlueLinx

5 BlueLinx Leverage with Sale Leasebacks

6 Market Growth Potential

7 Key Initiatives

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9 Executive Summary – Third Quarter 2017 Highlights • Net Sales of $479.3 million, up $3.3 million from Q3 2016 • Adjusted same-center net sales increased $15.3 million from Q3 2016 • Gross Profit of $60.5 million, up $0.5 million from Q3 2016 • Adjusted same-center gross profit increased $1.7 million • Gross Margin of 12.6% • Specialty Product Margin of 15.3%, up 180 basis points from Q3 2016 • Structural Product Margin of 9.3%, up 90 basis points from Q3 2016 • Net Income of $5.7 million • No real estate gains in Q3 2017; Compared to net income of $15.0 million from Q3 2016 which included $13.9 million in real estate gains • Adjusted EBITDA of $14.0 million, best third quarter since 2007 • Operating Working Capital decreased by $7.2 million from Q3 2016 • Debt principal reduction of $49.8 million from Q3 2016 • Excess Availability of $82.7 million, an increase of $13.8 million from Q3 2016

10 Executive Summary – YTD 2017 Highlights • Net Sales of $1.38 billion • Adjusted same-center net sales increased $47.5 million or 3.6% from the same period in 2016 • Gross Profit of $175.5 million • Adjusted same-center gross profit increased $5.9 million or 3.5% from the same period in 2016 • Gross Margin of 12.7%, an increase of 70 basis points from first nine months of 2016 • Net Income of $9.5 million, up $3.8 million from first nine months of 2016 • Diluted earnings per share of $1.04, up $0.40 from this period a year ago • Adjusted EBITDA of $34.1 million on a same center basis, increased $5.0 million or 17.1% from first nine months of 2016

11 Adjusted Same-Center Net Sales • Adjusted same-center sales have increased during the quarter and YTD 2017 by $15.3 million or 3.3% and $47.5 million or 3.6%, respectively from the same period last year • Same-center sales increased during the third quarter, largely led by our structural products which continue to benefit from strong commodity markets

12 Delevering the Business • Mortgage and revolving credit facility decreased by $44.4 million and $5.4 million, respectively, from this period last year

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14 Statements of Income In thousands, except per share data (unaudited) 2017 2016 2017 2016 Q3 Q3 Q3 YTD Q3 YTD Net sales $ 479,318 $ 476,049 $ 1,381,927 $ 1,459,386 Cost of sales 418,773 415,999 1,206,402 1,284,354 Gross profit 60,545 60,050 175,525 175,032 Operating expenses (income): Selling, general, and administrative 46,817 49,152 148,742 157,006 Gains from sales of property — (13,940) (6,700) (14,701) Depreciation and amortization 2,249 2,220 6,865 7,091 Total operating expenses 49,066 37,432 148,907 149,396 Operating income 11,479 22,618 26,618 25,636 Non-operating expenses (income): Interest expense 5,670 6,105 16,280 19,562 Other income, net — (17) (2) (255) Income before provision for income taxes 5,809 16,530 10,340 6,329 Provision for income taxes 123 1,522 832 609 Net income $ 5,686 $ 15,008 $ 9,508 $ 5,720 Basic earnings per share $ 0.63 $ 1.69 $ 1.05 $ 0.64 Diluted earnings per share $ 0.62 $ 1.68 $ 1.04 $ 0.64

15 Balance Sheets In thousands, except share data (unaudited) September 30, 2017 December 31, 2016 Assets: Current assets: Cash $ 5,590 $ 5,540 Receivables, less allowances of $2,738 and $2,733, respectively 173,748 125,857 Inventories, net 206,788 191,287 Other current assets 21,063 23,126 Total current assets 407,189 345,810 Property and equipment: Land and land improvements 30,715 34,609 Buildings 84,772 80,131 Machinery and equipment 75,133 72,122 Construction in progress 428 3,104 Property and equipment, at cost 191,048 189,966 Accumulated depreciation (105,846) (101,644) Property and equipment, net 85,202 88,322 Other non-current assets 13,969 10,005 Total assets $ 506,360 $ 444,137 In thousands, except share data (unaudited) September 30, 2017 December 31, 2016 Liabilities: Current liabilities: Accounts payable $ 97,606 $ 82,735 Bank overdrafts 21,641 21,696 Accrued compensation 8,491 8,349 Current maturities of long-term debt, net of discount of $480 and $201, respectively 54,521 29,469 Other current liabilities 15,081 12,092 Total current liabilities 197,340 154,341 Non-current liabilities: Long-term debt, net of discount of $1,766 and $2,544, respectively 258,789 270,792 Pension benefit obligation 31,452 34,349 Other non-current liabilities 37,922 14,496 Total liabilities 525,503 473,978 Stockholders’ deficit: Common Stock, $0.01 par value, Authorized - 20,000,000 shares, Issued and Outstanding - 9,098,221 and 9,031,263, respectively 91 90 Additional paid-in capital 258,854 257,972 Accumulated other comprehensive loss (36,433) (36,651) Accumulated stockholders’ deficit (241,655) (251,252) Total stockholders’ deficit (19,143) (29,841) Total liabilities and stockholders’ deficit $ 506,360 $ 444,137

16 Statements of Cash Flows In thousands (unaudited) 2017 2016 Q3 Q3 Net cash used in operating activities $ (38,278) $ (170) Cash flows from investing activities: Property and equipment investments (241) (511) Proceeds from sale of assets 27,461 18,900 Net cash provided by investing activities 27,220 18,389 Cash flows from financing activities: Repayments on revolving credit facilities (288,841) (399,283) Borrowings from revolving credit facilities 329,936 401,963 Principal payments on mortgage (28,976) (26,041) Decrease in bank overdrafts (55) (1,733) Increase in cash released from escrow related to the mortgage 1,490 9,118 Other, net (2,446) (2,347) Net cash provided by (used in) financing activities 11,108 (18,323) Increase (decrease) in cash 50 (104) Cash, beginning of period 5,540 4,808 Cash, end of period $ 5,590 $ 4,704

17 Adjusted EBITDA In thousands 2017 2016 2017 2016 Q3 Q3 Q3 YTD Q3 YTD Net income $ 5,686 $ 15,008 $ 9,508 $ 5,720 Adjustments: Depreciation and amortization 2,249 2,220 6,865 7,091 Interest expense 5,670 6,105 16,280 19,562 Provision for income taxes 123 1,522 832 609 Gain from sales of property — (13,940) (6,700) (14,701) Share-based compensation expense 345 776 1,805 1,621 Multi-employer pension withdrawal — — 5,500 — Restructuring, severance, and legal, and other (112) (751) (5) 7,321 Refinancing-related expenses — 135 — — 3,518 Adjusted EBITDA $ 13,961 $ 11,075 $ 34,085 $ 30,741 Adjusted EBITDA $ 13,961 $ 11,075 $ 34,085 $ 30,741 Less: other non-GAAP adjustments — 442 — 1,638 Same-center Adjusted EBITDA $ 13,961 $ 10,633 $ 34,085 $ 29,103

18 Comparable Same-Center Schedule $ in thousands 2017 2016 2017 2016 Q3 Q3 Q3 YTD Q3 YTD Net sales $ 479,318 $ 476,049 $ 1,381,927 $ 1,459,386 Less: non-GAAP adjustments — 12,024 — 124,915 Adjusted same-center net sales $ 479,318 $ 464,025 $ 1,381,927 $ 1,334,471 Adjusted year-over-year percentage increase - sales 3.3% 3.6 % Gross profit $ 60,545 $ 60,050 $ 175,525 $ 175,032 Less: non-GAAP adjustments — 1,166 50 5,414 Adjusted same-center gross profit $ 60,545 $ 58,884 $ 175,475 $ 169,618

19 Debt Principal $ in thousands 2017 2016 Q3 Q3 Change Revolving credit facilities - principal $ 217,708 $ 223,157 $ (5,449) Mortgage - principal 97,847 142,159 (44,312) Total $ 315,555 $ 365,316 $ (49,761)

20 Operating Working Capital $ in thousands 2017 2016 Q3 Q3 Change Current assets: Cash $ 5,590 $ 4,704 $ 886 Receivables, less allowance for doubtful accounts 173,748 163,388 10,360 Inventories, net 206,788 207,909 (1,121) Other current assets 21,063 25,176 (4,113) Total current assets $ 407,189 $ 401,177 $ 6,012 Current liabilities: Accounts Payable (1) $ 119,247 $ 109,331 $ 9,916 Accrued compensation 8,491 7,581 910 Current maturities of long-term debt, net of discount 54,521 44,909 9,612 Other current liabilities 15,081 12,728 2,353 Total current liabilities $ 197,340 $ 174,549 $ 22,791 Operating working capital $ 264,370 $ 271,537 $ (7,167) (1) Accounts payable includes bank overdrafts

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